Creating Greater Certainty in the Fight Against Cancer ACCELERATING DRUG DISCOVERY Investor Relations Presentation October 2020

Notice of Forward-Looking Statements This presentation contains certain “forward-looking statements,” which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements regarding projections, predictions, expectations, estimates, or forecasts as to our business, financial and operational results, and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those described the “Risk Factors” section of our Annual Report on Form 10-K, as updated in our subsequent reports filed with the SEC, including reports on Form 10-Q. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 2

OUR MISSION… Transforming Cancer R&D Through Innovative Pharmacology, Biomarker & Data Platforms 3 NASDAQ: CSBR 3

Introducing Champions Oncology A Global Organization Built Through Offering Innovative Research Platforms 30+% Investors: FY 2016-2019 Revenue Growth/Year AAALAC Accredited Battery 130 Ventures employees in 6 Countries 400+ New Enterprise• I CLIA Certified Biopharma customers globally Associates 500+ contracts booked in the last 12 months GCLP Regulated >50% Institutional + 80% Insider Ownership Repeat Business NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 4

Business Milestones Ronnie Morris & Joel Ackerman Profitability join Champions Databank reaches reached Launched GCP Flow 1,000 models Cytometry Services 2011 2012 2015 2016 2018 2019 Strategic decision to IO platforms Ex vivo platforms aggressively grow launched launched biologic and computational databank NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 5

Senior Leadership Team Champions Oncology’s Management positions the future of the company for aggressive growth Ronnie Morris, MD Michael Ritchie, PhD, MBA Phil Breitfeld, MD David Miller, MBA President & Chief Executive Chief Commercial Officer Chief Innovation & Chief Financial Officer Officer Strategy Officer Maria Mancini, PhD David DeOrnellis, BS, Karin Abarca Vice President of RLATG, CPIA, CMAR Heidemann, PhD Pharmacology Vice President of Global Vice President of Laboratory Operations Scientific Operations NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 6

The Current Dilemma In Oncology Drug Development



Drug Discovery
Preclinical
Clinical Trials
Regulatory Approval
5,000-10,000 compounds
250 compounds
5 compounds
1 New Drug
Target Identification & Validation
Assay Development
Lead Generation
In vitro & in vivo
ADMET
PK/PD
Toxicology
Phase I
Phase II
Phase III
Post-market surveillance
3-5 years
1-2 years
6-7 years
1-2 years
15 years & ~$1B

- Dwindling discovery pipelines
- The cumulative duration of discovery from concept to commercialization is unacceptably lengthy
- The costs for drug development are staggering
- Current challenges in target discovery:
  - Unknown biological mechanisms
  - Inability to rely on published data
  - Inadequate collaboration among bioinformatic, discovery and biology groups
  - Lack of correlation between DNA/RNA and protein
  - Most potential kinases, and most highly expressed genes, have been explored
  - **Public datasets lack clinical response data and are largely treatment naive tumors**

CHAMPIONS ONCOLOGY NASDAQ: CSBR

2020 Champions Oncology, All Rights Reserved

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Creating Greater Certainty in the Fight Against Cancer CHAMPIONS’ TECHNOLOGY- ENABLED RESEARCH PLATFORMS

Champions Foundational Platform

A Company Built on Innovation - Simulating Patient Responses with PDX Modeling



Patient
Implant
Patient tumor is
Implanted in immune
Compromised mice
Treatment
Mice are dosed
With different anti-tumor
therapies
Measurement
Effect of each therapy
on tumor growth is measured
Tissue from biopsy or surgery
Average tumor volume (mm³)
2400
2000
1600
1200
800
400
0
0
10
20
30
40
50
60
70
80
90
Days post tumor implant
Control
Experimental
agent

A demonstrated predictive value of
87%-94% for Champions TumorGraft® PDX models*

CHAMPIONS ONCOLOGY NASDAQ: CSBR

2020 Champions Oncology, All Rights Reserved

**Izumchenko E et al, 2017. Ann Oncol.*

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The World’s Preeminent Living Biobank Colorectal 10 15 Champions’ PDX Data Bank: 17 Sarcoma 17 • 87-94% clinical response correlation 48 Lung (NSCLC/SCLC) 19 170 • ~1500 tumor models Pancreatic 25 • 45+ tumor types 26 Head and neck 33 Breast • Fully annotated • Molecular characterization Ovarian • Clinical annotation 43 133 • ~3,200 drug responses Hematological • ~2,200 clinical responses Melanoma • Clinically relevant populations 52 Reproductive • Living & growing bank Renal cell carcinoma 76 Intestinal tract Other Tumor Types 125 Gastric 83 85 Cholangiocarcinoma Adrenocortical Duodenal Hepatoblastoma Small bowel Ampullary Endometrial Histiocytoma Small intestinal Liver and biliary duct Bladder ETANTR Merkel cell Sialoblastoma Bladder Cervical Fallopian tube Myxoma Testicular Chondrosarcoma Gallbladder Prostate Thymoma Other DSRCT GBM Rhabdomyosarcoma Uterine NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 10

Champions' Oncology Ecosystem

Accelerating drug discovery through innovative pharmacology, biomarker and data platforms



In Vivo PDX & Cell Lines
Ex Vivo/In Vitro PDX & Cell Lines
Humanized Models
mPDX, Syngeneic & huSyngeneic

- ***In vivo* Pharmacology**
  - Simulating clinical trials
  - Drug efficacy studies
  - Pharmacodynamic analysis
- ***Ex Vivo* Pharmacology**
  - Extensive 2D and 3D platforms
  - Autologous co-culture assays
  - High throughput workflow
- **Humanized Mouse Models**
  - Sophisticated study design
  - Unique characterization
- **Classic & transgenic syngeneic models**

CHAMPIONS ONCOLOGY NASDAQ: CSBR

2020 Champions Oncology, All Rights Reserved

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Champions’ Oncology Ecosystem Accelerating drug discovery through innovative pharmacology, biomarker and data platforms • Advanced flow cytometry platforms o 24 color o Superior analytic methodology Flow Cytometry o Complex study design • Comprehensive array of histology o IHC and IF Histology & IHC o Single and multiplex • Plate-based endpoints o ELISA o LUMINEX Functional Plate-Based Assays o Immunoassay • Sequencing o RNAseq Sequencing o WES 2020 Champions Oncology, All Rights Reserved 12

The Lumin Platform Informatics SaaS Informatics Consulting Genomic Validation A Comprehensive Biomarker Platform NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 13

Champions’ Oncology Ecosystem Accelerating drug discovery through innovative pharmacology, biomarker and data platforms In Vivo PDX & Flow Cytometry Cell Lines Ex Vivo/In Vitro Histology & IHC PDX & Cell Lines Functional Humanized Models Plate-Based Assays mPDX, Syngeneic Sequencing & huSyngeneic NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 14

ONCOLOGY MARKET OVERVIEW 15

Oncology Market Continues To Soar Oncology market will double between 2019 and 2024 • The oncology CRO market is expected to reach $44B by 2021 • Clinical flow market is expected to reach $1B by 2021 Global Market Sizes by 2021 Global Pharma $752B 6% CAGR Global Oncology $175B 12% CAGR Global Oncology Service $44B 12% CAGR NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved SOURCE: RANCOTEUR 16

Market Positioning And Brand Image Industry Leader Biggest, brightest & best Innovative Offerings Pioneering & comprehensive Trusted & Quality Flexible & consultative operational delivery Scientific Superiority Strong scientific expertise in oncology at all levels NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 17

FINANCIAL OVERVIEW 18

Revenue Growth ‘000s Annual Revenue Trend 40,000 38,000 • 30% revenue CAGR from FY 2016 – 35,000 FY 2020 32,123 30,000 • FY 2021 projected revenue based 27,067 on 15%-20% revenue growth 25,000 guidance provided on 7/29/20 year 20,241 20,000 end earnings call 15,410 15,000 11,182 10,000 5,000 0 FY 2016 FY 2017 FY 2018 FY2019 FY 2020 FY 2021 NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 19

Financial Results 3 Months Ended July 31, 2020 2019 Q1 2021 Q1 2020 ‘000s Q1 2021 Highlights Oncology Services Revenue $9,547 $6,737 • 42% year over year Costs and Operating Expenses revenue growth Cost of Oncology Services $5,302 $3,778 • Q1 2021 Non-GAAP net Research and Development 1,593 1,300 income of $421K Sales and Marketing 1,160 848 • $6.9M Cash Balance General and Administrative 1,071 1,112 • No Debt Total Costs and Operating Expenses $9,126 $7,038 Income/Loss from Operations $421 ($301) Gross Margin $ $4,245 $2,959 Gross Margin % 44% 44% R&D as % of Revenue 17% 19% S&M as % of Revenue 12% 13% G&A as % of Revenue 11% 17% Results exclude stock-based compensation and depreciation NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 20

Strategies For Continued Growth Continued Geographic Expansion of Expansion Services Leveraging people, process technology, and Leveraging Data deep penetration into BioPharma Champions Growth Engine NASDAQ: CSBR 2020 Champions Oncology, All Rights Reserved 21

Corporate Contacts: Ronnie Morris, MD – President & CEO (201) 808-8401 RMorris@ChampionsOncology.com David Miller, MBA – CFO (551) 206-8104 Dmiller@ChampionsOncology.com